                                                                    EXHIBIT 4.02

                            STOCKHOLDERS' AGREEMENT


     This Stockholders' Agreement (this "AGREEMENT") is made and entered into
                                         ---------
as of April 18, 1995, by and among the entities and individuals set forth on Schedule A hereto (hereinafter referenced individually as a "STOCKHOLDER" and
----------                                                   -----------
collectively as "STOCKHOLDERS") and Digital Certificates International, Inc., a
                 ------------
Delaware corporation (the "COMPANY").
                           -------

                                R E C I T A L S

     A. The Company has been organized for the purpose of providing RSA certificate services.

     B. Customers of the Company may be competitors of one or more of the Stockholders. As a result, the Stockholders believe that in order for the Company to succeed, no single Stockholder should control the Company.

     C. The Stockholders wish to agree among themselves that no single Stockholder shall control, directly or indirectly, more than forty-five percent (45%) of the voting rights of the outstanding capital stock of the Company.

     D. To prevent control, beneficially or of record, directly or indirectly, by a single Stockholder in excess of such forty-five percent (45%), the Stockholders wish to provide that no Stockholder owning, beneficially or of record, directly or indirectly, more than forty-five percent (45%) of the outstanding voting capital stock of the Company will vote or cause to be voted more than forty-five percent (45%) of the shares eligible to be voted on any matter.


                               A G R E E M E N T

     NOW, THEREFORE, in reliance on the foregoing Recitals and in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.   SHARES SUBJECT TO THIS AGREEMENT
     --------------------------------

     Each Stockholder owns the number of shares of Common or Preferred Stock of the Company set forth on Schedule A. All of such shares and any additional
                         ----------
shares of capital stock of the Company of any type, whether Common or Preferred, or rights to acquire Common or Preferred Stock which may be acquired, directly or indirectly, by the Stockholders in the future shall also be subject to this Agreement. All of the shares set forth on Schedule A together with all such
                                          ----------
future acquired shares and

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 2

rights to acquire shares are hereafter referenced respectively as each Stockholder's "SHARES."
               ------

2.   CERTAIN REPRESENTATIONS; INDEMNITY
     ----------------------------------

          2.1  REPRESENTATIONS. Each of the Stockholders acknowledges and
               ---------------
represents that: (i) this Agreement was prepared with his, her or its knowledge and consent by legal counsel for the Company; (ii) he, she or it was advised by such counsel to consider seeking independent legal counsel to review this Agreement on his, her or its behalf; (iii) he, she or it had adequate time to seek the advice of such independent counsel and to review this Agreement; (iv) he, she or it either obtained such advice or knowingly and intentionally chose not to seek such advice; (v) he, she or it fully understands this Agreement and all of its terms and provisions, including, but not limited to, those provisions which significantly restrict his, her or its ability to sell, transfer or otherwise dispose of his, her or its Shares; and (vi) the restrictions imposed upon his, her or its Shares pursuant to this Agreement are reasonable.

          2.2  INDEMNITY. Each Stockholder agrees to indemnify and hold the
               ---------
Company and the other Stockholders harmless from and against any and all liabilities, costs or expenses, including reasonable attorneys' fees, resulting from or arising out of any sale, transfer or other disposition of his, her or its Shares otherwise than in accordance with the terms and provisions of this Agreement.

3.   RESTRICTIONS ON TRANSFERS.  Except as otherwise specifically provided in
     -------------------------
this Section 3, no Stockholder (or any successor in interest to any Stockholder) shall have the right or the power, directly or indirectly, to sell, assign (with or without consideration), donate, give away, grant an option or proxy with respect to, pledge, hypothecate or otherwise transfer or encumber, voluntarily or involuntarily or by reason of operation of law (for example, but not limited to, a trustee in bankruptcy or a buyer at any creditor's or court sale), or to commit or agree to do any of the foregoing (hereinafter referenced collectively as a "TRANSFER") any of such Stockholder's Shares, or any right or interest
      --------
therein to any Prohibited Party (as defined below), without the prior written consent of the Board of Directors of the Company and a majority in interest of the other Stockholders. For purposes of this Agreement, a "majority in interest" of the other Stockholders shall refer to parties to this Agreement holding shares of capital stock with more than 50% of the aggregate number of votes of all of the shares of capital

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 3

stock held by all parties hereto consenting to or approving a matter. Any purported Transfer contrary to, or in violation of, the provisions of this Agreement, shall not entitle the purported transferee thereof to have any such Shares transferred on the stock ledger or books of the Company, or obligate the Company to issue certificates evidencing such purported Transfer, nor shall such purported transferee be vested with voting rights or any other rights of a stockholder of the Company, and in all events, such Shares shall remain subject to the provisions of this Agreement. "PROHIBITED PARTY" shall mean Cylink
                                      ----------------
Corporation, a California corporation ("CYLINK"), Caro-Kann Corporation, a
                                        ------
California corporation ("CARO-KANN"), Pittway Corporation, a Delaware
                         ---------
corporation ("PITTWAY"), or any entity affiliated with Cylink, Caro-Kann or
              -------
Pittway.

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 4

4.   VOTING RIGHTS
     -------------

          4.1  RIGHT TO VOTE UPON EXCEEDING 45% THRESHOLD.
               ------------------------------------------

               4.1.1  EXCLUDED SHARES. The Stockholders and the Company agree
                      ---------------
that no Stockholder shall vote, directly or indirectly, Shares with voting rights in excess of forty-five percent (45%) of the voting rights of the total outstanding voting capital stock of the Company entitled to vote on any matter including without limitation election of Directors. For this purpose, Shares shall be considered entitled to vote if they are issued and outstanding and shall not be excluded because the holder thereof is interested in the matter. In the event that any Stockholder directly or indirectly owns, beneficially or of record, or has the right to vote capital stock of the Company with voting rights in excess of such percentage, such Stockholder agrees that it shall not cast votes on any matter on which the Stockholders are entitled to act whether at a meeting or by written consent in excess of forty-five percent (45%) of the total number of votes eligible to be cast thereon after excluding a number of shares held directly or indirectly by the Stockholder which would exceed such forty-five percent (45%) threshold. For example, if a Stockholder holds Five Million (5,000,000) shares of Common Stock representing fifty percent (50%) of the votes of the issued and outstanding shares of capital stock entitled to vote, such Stockholder agrees that it shall not cast more than Four Million Ninety Thousand Nine Hundred Nine (4,090,909) votes. Any stockholder acquiring, directly or indirectly, the right to cast more than forty-five percent (45%) of the aggregate votes of the issued and outstanding voting capital stock of the Company shall immediately give notice of such event to the Company together with the particulars thereof setting forth the total number of shares of voting capital stock held, directly or indirectly, by such Stockholder or as to which such Stockholder is entitled to vote, directly or indirectly. Every Stockholder agrees that the Company shall not count any votes cast by them, directly or indirectly, in excess of forty-five percent (45%) of the total number of votes eligible to be voted on any matter as calculated above.

               4.1.2  PRO RATA VOTING. The holder of Shares not voted pursuant
                      ---------------
to Section 4.1.1 shall vote such shares in the following fashion. If the exclusion of such shares causes the number of shares eligible to be voted on a matter to be less in the aggregate than the minimum number of shares required under Delaware General Corporation Law, the Company's Certificate of Incorporation or Bylaws, such Stockholder shall vote such shares

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 5

pro rata based on the number of votes actually cast on the matter excluding the Shares being voted pursuant to this Section 4.1.2. For example, if the Company has 10,000,000 shares issued and outstanding and entitled to vote, and a single Stockholder has 8,000,000 shares, that Stockholder would be entitled to cast 1,636,364 votes pursuant to Section 4.1.1. Assuming 2,000,000 shares were voted for the matter and 1,636,364 votes were voted against the matter, such Stockholder would vote 3,500,000 shares for the matter and 2,863,636 shares against the matter pursuant to this Section 4.1.2. If there are sufficient Shares available to vote such that the mandatory voting provisions contained above in this Section 4.1.2 do not apply, then a Stockholder holding Shares not voted because of Section 4.1.1 may, but is not obligated to, vote such shares pro rata as set forth above in this Section 4.1.2.

          4.2  CERTAIN INVOLUNTARY HOLDINGS.  In the event that a Stockholder
               ----------------------------
acquires or otherwise owns, beneficially or of record, directly or indirectly, shares of the Company's voting capital stock causing such Stockholder to hold more than forty-five percent (45%) of the issued and outstanding voting capital stock of the Company as a result of a merger, acquisition, redemption or other transaction on the part of the Company, the Company shall provide written notice to such Stockholder, which shall set forth the number of shares which such Stockholder (and any Permitted Transferees of such Stockholder) must not vote in order to comply with this Section 4.

          4.3  OWNERSHIP OF SHARES.  For purposes of this Section 4, a
               -------------------
Stockholder shall be deemed to own all shares of the voting capital stock or rights to acquire voting capital stock of the Company held beneficially or of record, directly or indirectly, by the Stockholder. A Stockholder shall be deemed to own shares of capital stock or rights to acquire capital stock indirectly if: he, she or it (a) owns more than fifty percent (50%) of the outstanding voting securities of the entity that directly or indirectly owns such shares or acquisition rights, or (b) controls, is controlled by or is under common control with the individual or entity that directly or indirectly owns such shares or acquisition rights.

          4.4  BOARD REPRESENTATION.  So long as Bessemer Venture Partners III
               --------------------
L.P. or its general partner or affiliates of such general partner ("BESSEMER")
                                                                    --------
owns not less than fifty percent (50%) of the shares of the Preferred Stock it holds as set forth on Schedule A as of the date Bessemer first executes this Agreement (or an equivalent amount of Common Stock issued upon

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 6

conversion thereof), the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of Bessemer. So long as RSA Data Security, Inc., a Delaware corporation ("RSA"), owns not less than
                                                     ---
the lesser of (a) ten percent (10%) of the issued and outstanding voting shares of the Company (on an as converted basis) or (b) seventy-five percent (75%) of the shares of Common Stock held by it as set forth on Schedule A as of the date RSA first executes this Agreement, the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of RSA. In addition, the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of Visa International Service Association for so long as it or its affiliates own not less than 50 percent (50%) of the shares of the Preferred Stock it holds as set forth on Schedule A as of the date it first executes this Agreement (or an equivalent amount of Common Stock issued upon conversion thereof).

          4.5  EMPLOYEES AS DIRECTORS.  The Stockholders agree that, in
               ----------------------
addition to the RSA representative set forth in Section 4.4 hereof, they shall not vote for: (i) more than one employee of the Company nominated to serve on the Board of Directors of the Company, and (ii) no officers or affiliates of RSA nominated to serve on the Board of Directors of the Company, unless a majority of all of the Shares (on an as converted basis) held by the Stockholders and a majority of the Preferred Stock held by parties hereto, consent in writing to the nomination of such person to the Board of Directors prior to such vote.

          4.6  LIMITATION ON EFFECTIVENESS.
               ---------------------------

               4.6.1 This Section 4 shall not be effective until the Company shall have sold Preferred Stock with a gross purchase price received by the Company of Three Million Dollars ($3,000,000) or more and, unless earlier terminated pursuant to Section 6, shall continue for a period of ten (10) years from the date of this Agreement. This Agreement may be extended for an additional ten (10) years upon the written consent of the holders of more than sixty percent (60%) of the Shares. Such written consent must be delivered to the Secretary of the Company and the registered office of the Company in Delaware not earlier than the eighth anniversary of the effectiveness of this Agreement and not later than 30 days before the termination hereof.

               4.6.2 This Section 4 shall not apply in instances where a class vote (Common voting as a class and

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 7

Preferred voting as a class) is required by law, the Company's Certificate of Incorporation or the Company's Bylaws on matters relating to the merger, consolidation or sale of all or substantially all of the assets of the Company.

               4.6.3 This Section 4 shall not apply where only a single Stockholder is entitled to vote on a matter.

               4.6.4 This Section 4 shall not apply in instances where its implementation would make it impossible under law, under the Company's Certificate of Incorporation, or the Company's Bylaws to obtain a legal, valid and binding vote on a matter.

5.   LEGEND ON SHARE CERTIFICATES
     ----------------------------

     In addition to any legends reflecting the restrictions on transfer imposed under federal and applicable state securities laws, each share certificate evidencing the Shares shall have endorsed on it the following:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, VOTING AND OTHER RESTRICTIONS PURSUANT TO THE TERMS OF A STOCKHOLDERS' AGREEMENT, DATED APRIL 18, 1995 BETWEEN THE ISSUER AND THE REGISTERED HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

6.   MISCELLANEOUS PROVISIONS
     ------------------------

          6.1  FURTHER ASSURANCES. Each Stockholder and the Company agrees to
               ------------------
take any and all actions and to execute any and all documents reasonably necessary to effectuate the terms and intent of this Agreement.

          6.2  TERMINATION OF AGREEMENT. This Agreement shall terminate upon:
               ------------------------

               6.2.1 The written agreement of the Company and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Shares which are at that time subject to the terms of this Agreement;

               6.2.2  The dissolution of the Company;

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 8

               6.2.3 A merger of the Company with or into another corporation whereby the Stockholders do not continue to hold the Shares or do not receive shares of the surviving corporation;

               6.2.4 The closing of a sale or exchange of all outstanding shares of capital stock of the Company; or

               6.2.5 The public sale by the Company of securities pursuant to a registration under the Securities Act of 1933, as amended.

          The termination of this Agreement shall not affect any right, remedy or obligation existing hereunder prior to the effective date of such termination.

          6.3  SPECIFIC PERFORMANCE.  The parties hereto agree that because the
               --------------------
Shares have a unique and special value and cannot be readily purchased or sold in any regular market, irreparable damage would be suffered if the terms and provisions of this Agreement were breached and were not specifically enforceable. Accordingly, the parties hereto agree that in the event of a breach of this Agreement by any party hereto, the other parties hereto would not have an adequate remedy at law and shall therefore be entitled to obtain equitable relief from a court of competent jurisdiction enjoining the breaching party from violating any of the terms or provisions hereof, declaring any transaction in breach hereof rescinded and requiring specific performance of the terms hereof.

          6.4  GOVERNING LAWS.  IT IS THE INTENTION OF THE PARTIES HERETO THAT
               --------------
THE INTERNAL LAWS OF THE STATE OF DELAWARE, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES HEREBY EXCLUDE THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS FROM THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN ANY OF THE PARTIES HERETO SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SAN MATEO, CALIFORNIA, U.S.A. Each party hereby agrees that such courts shall have exclusive in personam jurisdiction and venue with
                                      -----------
respect to such party, and each party hereby

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 9

submits to the exclusive in personam jurisdiction and venue of such courts.
                         -----------

          6.5  BINDING UPON SUCCESSORS AND ASSIGNS.  Subject to, and unless
               -----------------------------------
otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto. Prior to any assignment hereunder, the assignee shall agree in writing to be bound by all of the terms and provisions of this Agreement. Upon any such assignment, such assignee shall be considered another party to this Agreement, shall hold the shares he, she or it purchases subject to all of the provisions of this Agreement and shall make no transfers other than as permitted herein. Except as set forth herein, nothing in this Agreement prohibits a party from selling, assigning, transferring or pledging shares of Preferred Stock or Common Stock of the Company to an affiliate of said party, whether foreign, domestic or otherwise.

          6.6  SEVERABILITY.  If any provision of this Agreement, or the
               ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          6.7  ENTIRE AGREEMENT.  This Agreement, the exhibits hereto, the
               ----------------
documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          6.8  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 10

hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

          6.9  OTHER REMEDIES.  Any and all remedies herein expressly
               --------------
conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

          6.10 AMENDMENT AND WAIVERS.  Any term or provision of this Agreement
               ---------------------
may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Shares which are at that time subject to the terms of this Agreement. The waiver of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

          6.11 SURVIVAL OF AGREEMENTS.  All covenants, agreements,
               ----------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          6.12 NO WAIVER.  The failure of any party to enforce any of the
               ---------
provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 11

          6.13 ATTORNEYS' FEES.
               ---------------

               6.13.1 Should suit or arbitration be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court or arbitrator (including without limitation, costs, expenses and fees on any appeal). If either party to this Agreement shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys fees incurred in bringing such suit and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment. For the purposes of this section, attorney fees shall include, without limitation, fees incurred in the following: (i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations;
(iv) discovery; and (v) bankruptcy litigation.

               6.13.2 In addition to attorneys' fees recoverable pursuant to
Section 6.13.1 above, the prevailing party in any suit or arbitration shall be entitled to recover its reasonable attorneys' fees incurred in enforcing the final judgment or arbitration award. Such right to attorneys' fees pursuant to this Section 6.13 is severable from the other provisions of this Agreement, shall survive the initial judgment or award in favor of the prevailing party, and is not to be deemed to be merged into such judgment or award.

          6.14 NOTICES.  Whenever any party hereto desires or is required to
               -------
give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be given or made by, telecopy, telegraph, cable, mail or other delivery and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the addresses specified below:

     If to the Company:                 c/o Mr. D. James Bidzos
                                        RSA Data Security, Inc.
                                        100 Marine Parkway, Suite 500
                                        Redwood City, CA 94065

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 12

     with a copy to:                    Timothy Tomlinson, Esq.
                                        Tomlinson Zisko Morosoli & Maser
                                        200 Page Mill Road, Second Floor
                                        Palo Alto, CA  94306

     If to a Stockholder                At the address of such person as
     or a Permitted                     set forth on the stock record books
     Transferee:                        of the Company

Except as may be otherwise provided elsewhere in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier with verified receipt by the receiving telecopier, when delivered to the telegraph or cable office, when personally delivered, or in the case of a mailed notice, five (5) days after being deposited in the United States certified or registered mail, postage prepaid. Any party may change its address for such communications by giving notice thereof to the other parties in conformance with this section.

          6.15 CONSTRUCTION OF AGREEMENT.  This Agreement has been negotiated
               -------------------------
by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Section which reference is specifically made (e.g., a reference to Section ERROR! REFERENCE SOURCE NOT FOUND. shall include a reference to Sections ERROR! REFERENCE SOURCE NOT FOUND. and ERROR! REFERENCE SOURCE NOT FOUND.). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

          6.16 NO JOINT VENTURE.  Nothing contained in this Agreement shall
               ----------------
be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party shall have the power to control the activities and operations of any other. No party shall have any power or authority to bind or commit any other. No party shall hold itself out as having any authority or relationship in contravention of this Section.

          6.17 PRONOUNS.  All pronouns and any variations thereof shall be
               --------
deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 13

          6.18 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS.  No provisions of this
               -----------------------------------------
Agreement are intended nor shall be interpreted to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, partner of any party hereto or any other person, unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

          6.19 EMPLOYMENT.  Nothing in this Agreement shall be construed as
               ----------
granting a Stockholder or any other party hereto any right to continued employment with the Company or any subsidiary of the Company. Except as the Company and a Stockholder may otherwise agree in writing, a Stockholder's employment shall be terminable by the Company or any such subsidiary at will.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                              COMPANY:

                              Digital Certificates International, Inc.
                              c/o RSA Data Security, Inc.
                              Redwood City, CA 94065
                              100 Marine Parkway, Suite 500
                              Redwood City, CA 94065


                              DIGITAL CERTIFICATES INTERNATIONAL, INC., a Delaware corporation

                              By: /s/ David Cowan
                                 -----------------------------
                              Name: David Cowan
                                   ---------------------------
                              Title: Chairman
                                    --------------------------

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 14

                         STOCKHOLDERS:

                         Bessemer Venture Partners DCI
                         1025 Old County Road, Suite 205
                         Westbury, NY 11590


                         By:  BESSEMER VENTURE PARTNERS DCI

                         By:  Bessemer Venture Partners III L.P.
                              Managing General Partner

                         By:  Deer III & Co.

                         By: /s/ Robert H. Buesher
                            ----------------------------------
                         Name: Robert H. Buesher
                              --------------------------------
                         Title: Partner


                         Mitsubishi Corporation
                         6-3, Marunouchi 2- Chome,
                         Chiyoda-ku, Tokyo 100-86
                         Japan

                         MITSUBISHI CORPORATION

                         By: /s/ Yukihiro Kayama
                            ----------------------------------
                         Name: Yukihiro Kayama

                         Title: Senior Assistant to Managing Director
                         Information Systems and Services Group

                         Security Dynamics Technologies, Inc.
                         One Alewife Center
                         Cambridge, MA 02140-2312

                         SECURITY DYNAMICS TECHNOLOGIES, INC.

                         By: /s/ Charles R. Stuckey Jr.
                            ----------------------------------
                         Name: Charles R. Stuckey Jr.
                              --------------------------------
                         Title: President and CEO
                               -------------------------------

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 15

                         Intel Corporation
                         2200 Mission College Blvd.
                         Santa Clara, CA 95052

                         INTEL CORPORATION

                         By: /s/ Arvind Sodhani
                             ---------------------------------

                         Name: Arvind Sodhani
                               -------------------------------

                         Title: Vice President and Treasurer
                                ------------------------------

                         Ameritech Development Corporation
                         30 South Wacker Drive, 37th Floor
                         Chicago, Ill  60606

                         AMERITECH DEVELOPMENT CORPORATION

                         By: /s/ Thomas Touton
                             ---------------------------------

                         Name: Thomas Touton

                         Title: Vice President - Venture Capital

                         GC&H Investments
                         3000 Sand Hill Road
                         Building 3, Suite 230
                         Menlo Park, CA 94025

                         GC&H INVESTMENTS

                         By: /s/ James C. Kitch
                             ---------------------------------

                         Name: James C. Kitch
                               -------------------------------

                         Title: Executive Partner
                                ------------------------------

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 16
                         VISA International Service Association

                         c/o Andrew Konstantaras
                         Legal Department
                         VISA
                         900 Metro Center Boulevard
                         Foster City, CA 94404

                         VISA INTERNATIONAL SERVICE ASSOCIATION

                         By: /s/ William L. Powar
                             ---------------------------------

                         Name: William L. Powar
                               -------------------------------

                         Title: Vice President
                                ------------------------------

                         Fischer Security Corporation
                         4073 Mercantile Avenue
                         Naples, FL  33942

                         FISCHER SECURITY CORPORATION L.L.C.

                         By: /s/ Addison M. Fischer
                             ---------------------------------

                         Name: _______________________________

                         Title: ______________________________

                         First TZMM Investment Partnership
                         c/o Tomlinson Zisko Morosoli & Maser
                         200 Page Mill Road, Second Floor
                         Palo Alto, CA  94306

                         FIRST TZMM INVESTMENT PARTNERSHIP

                         By: /s/ Timothy Tomlinson
                             ---------------------------------

                         Name: Timothy Tomlinson
                               -------------------------------

                         Title: Partner
                                ------------------------------

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 17

                         RSA Data Security, Inc.
                         100 Marine Parkway
                         Suite 500
                         Redwood City, CA 94065

                         RSA DATA SECURITY, INC.

                         By: /s/ D. James Bidzos
                             -----------------------------

                         Name: D. James Bidzos
                               ---------------------------

                         Title: __________________________


                         /s/ Ronald Rivest
                         ---------------------------------
                         Ronald Rivest
                         24 Candia Street
                         Arlington, MA 02174



                         /s/ D. James Bidzos
                         ---------------------------------
                         D. James Bidzos
                         c/o RSA Data Security, Inc.
                         100 Marine Parkway, Suite 500
                         Redwood City, CA 94065


                         Kairdos L.L.C.
                         c/o D. James Bidzos
                         RSA Data Security, Inc.
                         100 Marine Parkway, Suite 500
                         Redwood City, CA 94065


                         KAIRDOS L.L.C.

                         By: /s/ D. James Bidzos
                             -----------------------------

                         Name: D. James Bidzos
                               ---------------------------

                         Title: __________________________

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 18

                         TZM INVESTMENT FUND
                         c/o Tomlinson Zisko Morosoli & Maser
                         200 Page Mill Road, Second Floor
                         Palo Alto, CA 94306

                         TZM INVESTMENT FUND

                         By: /s/ William E. Zisko
                            ---------------------------
                         Name: William E. Zisko
                              -------------------------
                         Title: General Partner
                               ------------------------

Stockholders' Agreement
Stockholders/Digital Certificates International, Inc.
Page 19

                                  SCHEDULE A

                                 STOCKHOLDERS
                                 ------------

                                                            NUMBER AND CLASS
NAME OF STOCKHOLDER                                         OF SHARES OWNED
-------------------                                         ---------------

                                                               PREFERRED
                                                               ---------
Bessemer Venture Partners DCI                                    850,000

Intel Corporation                                                850,000

Visa International Services Association                          850,000

Mitsubishi Corporation                                           425,000

Security Dynamics Technologies, Inc.                             425,000

Ameritech Development Corporation                                425,000

Fischer Security Corp.                                           425,000

GC&H Investments                                                  33,333

First TZMM Investment Partnership                                 23,550


                                                                 COMMON
                                                                 ------

Bessemer Venture Partners DCI                                    258,333

Ronald Rivest                                                    125,000

D. James Bidzos                                                  125,000

Kairdos L.L.C.                                                   100,000

TZM Investment Fund                                               80,000

RSA Data Security, Inc.                                        4,000,000

                  AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT
                  ------------------------------------------


     This Amendment No. 1 ("Amendment") to the Stockholders' Agreement dated April 18, 1995 (the "Agreement") is made as of this 20th day of February, 1996 by and among VeriSign, Inc. (formerly Digital Certificates International, Inc.), a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A to the Agreement (the "Existing Stockholders"), and each of
          ----------
the individuals and entities listed as New Stockholders on the signature page to this Amendment (the "New Stockholders"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.


                                   RECITALS
                                   --------


   The Company desires to sell and issue to the New Stockholders and the New Stockholders desire to purchase from the Company, shares of the Company's Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement").

     The Existing Stockholders desire for the New Stockholders to invest in the Company and, as a condition thereof and to induce such investment, the Existing Stockholders and the Company are willing to enter into this Amendment to permit the New Stockholders to become a party to the Agreement.

     The New Stockholders desire to invest in the Company and, as a condition thereof and in order to induce the Company to accept such investment, the New Stockholders are willing to enter into this Amendment to become parties to the Agreement.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


     1.   ADDITIONAL PARTIES TO THE AGREEMENT.
          -----------------------------------

     The New Stockholders hereby enter into and become parties to the Agreement. Schedule A to the Agreement is amended to include the New Stockholders and the
----------
shares of the Company's capital stock purchased pursuant to the Series B Agreement.

     2.   AMENDMENTS TO AGREEMENT.
          -----------------------

          2.1 The New Stockholders and the Existing Stockholders are collectively referred to as "Stockholders" for the purposes of the Agreement.

          2.2 Section 4.4 of the Agreement is amended in its entirety to read as follows:


               "4.4      Board Representation. So long as Bessemer
                         --------------------
     Venture Partners III L.P. or its general partner or affiliates of such general partner ("Bessemer") owns not less than fifty
                            --------
     percent (50%) of the shares of the Preferred Stock it holds as set forth on Schedule A as of the date Bessemer first executes this Agreement (or an equivalent amount of the Common Stock issued upon conversion thereof), the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of Bessemer. So long as Kleiner Perkins Caufield & Byers VII or its general partners or affiliates or partners of such general partners ("Kleiner") owns not less than
                                         -------
     fifty percent (50%) of the shares the Preferred Stock it holds as set forth on Schedule A as of the date Kleiner first becomes a party to this Agreement (or an equivalent amount of the Common Stock issued upon conversion thereof), the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of Kleiner. So long as RSA Data Security, Inc., a Delaware corporation ("RSA"), owns not less than the lesser of
                            ---
     (a) ten percent (10%) of the issued and outstanding voting shares of the Company (on an as converted basis) or (b) seventy-five percent (75%) of the shares of Common Stock held by it as set forth on Schedule A as of the date RSA first executes this Agreement, the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of RSA. In addition, the Company and the Stockholders shall cause and maintain the election to the Board of Directors of a representative of each of the following Stockholders for so long as it or its affiliates owns not less than 50 percent (50%) of the shares of the Preferred Stock it holds as set forth on Schedule A as of the date it first executes this Agreement (or an equivalent amount of Common Stock issued upon conversion thereof): Intel Corporation and VISA."

          2.3 Section 6.10 of the Agreement is amended in its entirety to read as follows:

               "6.10     Amendment and Waivers. Except as otherwise
                         ---------------------
     provided herein, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Shares which are at that time subject to the terms of this Agreement. Notwithstanding the above, with respect to Section 4.4 hereof and the election of representatives of Kleiner, Bessemer, RSA, Intel Corporation and VISA to the Board of Directors, this Agreement shall not be amended to remove such Board seats without the written consent of Kleiner, Bessemer, RSA, Intel Corporation or VISA with respect to their respective Board seats."

     3.   CONSENT.
          -------

          Each Existing Stockholder, pursuant to any rights such Existing Stockholder may have under the Agreement, hereby, on behalf of itself and the other Stockholders under the Agreement consents to adding the New Stockholders as parties to the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

          Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

          This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument .

     6.   SEVERABILITY.
          ------------

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

          This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     This Amendment is hereby executed as of the date first above written.

COMPANY:               VERISIGN, INC., a Delaware corporation


                              By:/s/ Stratton Sclavos
                                 ----------------------------------------
                                   Stratton Sclavos, President


                    Address:
                              --------------------------------------------

                              --------------------------------------------


EXISTING STOCKHOLDERS:   BESSEMER VENTURE PARTNERS DCI


                              By:  Bessemer Venture Partners III L.P.
                                 Managing General Partner


                                   By:  Deer III & Co.


                                 By: /s/ Robert H. Buescher
                                     ---------------------------------------

                                 Name: Robert H. Buescher
                                      --------------------------------------

                                 Title: Partner
                                        ------------------------------------


                    Address:  1025 Old Country Road, Suite 205
                              Westbury, NY  11590


                              MITSUBISHI CORPORATION


                              By:  ________________________________________


                              Name:   Yukihiro Kayama


                              Title:  Senior Assistant to Managing Director
                                       Information Systems and Services Group


                    Address:  6-3, Marunouchi 2-Chome
                              Chiyoda-ku, Tokyo 100-86
                              Japan


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                              SECURITY DYNAMICS TECHNOLOGIES, INC.

                              By:/s/ Charles R. Stuckey Jr.
                                 -----------------------------------------

                              Name: Charles R. Stuckey Jr.
                                    --------------------------------------

                              Title: President and CEO
                                    --------------------------------------


                    Address:  One Alewife Center
                              Cambridge, MA  02140-2312


                              INTEL CORPORATION


                              By: /s/ Arvind Sodhani
                                 -----------------------------------------
                              Name: Arvind Sodhani
                                   ----------------------------------------
                              Title: Vice President and Treasurer
                                   ----------------------------------------


                    Address:  2200 Mission College Blvd.
                              Santa Clara, CA  95052


                              AMERITECH DEVELOPMENT CORPORATION

                              By:/s/ Thomas Touton
                                 -----------------------------------------

                              Name:   Thomas Touton

                              Title:  Vice President - Venture Capital


                    Address:  30 South Wacker Drive, 37th Floor
                              Chicago, IL 60606


                              GC&H INVESTMENTS


                              By:/s/ James C. Kitch
                                 ----------------------------------------

                              Name: James C. Kitch
                                   --------------------------------------


                              Title:  Executive Partner
                                      ------------------------------------

                    Address:  3000 Sand Hill Road
                              Building 3, Suite 230
                              Menlo Park, CA  94025


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                              RSA DATA SECURITY, INC.

                              By:/s/ D. James Bidzos
                                 ----------------------------------------

                              Name: D. James Bidzos
                                    -------------------------------------
                              Title: CEO
                                    -------------------------------------

                    Address:  100 Marine Parkway, Suite 500
                              Redwood City, CA  94065

                              /s/ Ronald Rivest
                              -------------------------------------------
                                  Ronald Rivest


                    Address:  24 Candia Street
                              Arlington, MA  02174

                              /s/ D. James Bidzos
                              -------------------------------------------
                                  D. James Bidzos


                    Address:  c/o RSA Data Security, Inc.
                              100 Marine Parkway, Suite 500
                              Redwood City, CA  94065


                              KAIRDOS L.L.C.

                              By:/s/ D. James Bidzos
                                 ----------------------------------------

                              Name: D. James Bidzos
                                 ----------------------------------------

                              Title: Manager
                                    -------------------------------------


                    Address:  c/o D. James Bidzos
                              RSA Data Security, Inc.
                              100 Marine Parkway, Suite 500
                              Redwood City, CA  94065


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                              FIRST TZMM INVESTMENT PARTNERSHIP


                              By: /s/ Timothy Tomlinson
                                  ----------------------------------------
                              Title: General Partner
                                    --------------------------------------

                    Address: c/o Tomlinson Zisko Morosoli & Maser 200 Page Mill Road, Second Floor
                              Palo Alto, CA 94306


                              VISA INTERNATIONAL SERVICE
                              ASSOCIATION


                              By: /s/ Visa International Service Association
                                  ----------------------------------------
                              Title: Group EVP
                                    --------------------------------------

                    Address:  c/o Andrew Konstantaras
                              Legal Department
                              VISA
                              900 Metro Center Boulevard
                              Foster City, CA 94404


                              FISHCER SECURITY CORPORATION L.L.C.


                              By: /s/ Addison Fischer
                                  ----------------------------------------
                              Title: Managing Director
                                    --------------------------------------

                    Address:  4073 Mercantile Avenue
                              Naples, FL 33942


NEW STOCKHOLDERS:        KLEINER PERKINS CAUFIELD & BYERS VII


                              By: /s/ Kevin R. Compton
                                 -----------------------------------------
                              Name: Kevin R. Compton
                                   ---------------------------------------
                              Title: General Partner
                                    --------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                              KPCB VII FOUNDERS FUND


                              By: /s/ Kevin R. Compton
                                 ----------------------------------------

                              Name: Kevin R. Compton
                                   --------------------------------------

                              Title: General Partner
                                    -------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                              KPCB INFORMATION SCIENCE
               ZAIBATSU FUND II


                              By: /s/ Kevin R. Compton
                                 -----------------------------------------

                              Name: Kevin R. Compton
                                   ---------------------------------------

                              Title: General Partner
                                    --------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                      [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO STOCKHOLDERS' AGREEMENT]

                  AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT
                  ------------------------------------------


     This Amendment No. 2 ("Amendment") to the Stockholders' Agreement dated April 18, 1995, as amended February 20, 1996 (the "Agreement"), is made as of this 15th day of November, 1996 by and among VeriSign, Inc. (formerly Digital Certificates International, Inc.), a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A to the Agreement and on the
                                          ----------
signature pages to Amendment No. 1 thereto dated February 20, 1996 (now collectively defined as the "Current Stockholders"), and each of the individuals and entities listed as New Stockholders on the signature page to this Amendment (the "New Stockholders"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.


                                   RECITALS
                                   --------

     The Company desires to sell and issue to the New Stockholders and the New Stockholders desire to purchase from the Company, shares of the Company's Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement").

     The Current Stockholders desire for the New Stockholders to invest in the Company and, as a condition thereof and to induce such investment, the Current Stockholders and the Company are willing to enter into this Amendment to permit the New Stockholders to become a party to the Agreement.

     The New Stockholders desire to invest in the Company and, as a condition thereof and in order to induce the Company to accept such investment, the New Stockholders are willing to enter into this Amendment to become parties to the Agreement.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.
          -----------------------------------

          The New Stockholders hereby enter into and become parties to the Agreement. Schedule A to the Agreement is amended to include the New
           ----------
Stockholders and the shares of the Company's capital stock purchased pursuant to the Series C Agreement.

     2.   STOCKHOLDERS DEFINITION.
          -----------------------

     The New Stockholders and the Current Stockholders are collectively referred to as "Stockholders" for the purposes of the Agreement.

     3.   CONSENT.
          -------

          Each Current Stockholder, pursuant to any rights such Current Stockholder may have under the Agreement, hereby, on behalf of itself and the other Current Stockholders under the Agreement consents to adding the New Stockholders as parties to the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

          Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

          This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.
          ------------

          If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

          This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

          This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          This Amendment is hereby executed as of the date first above written.

COMPANY:                      VERISIGN, INC., a Delaware corporation

                              By: /s/ Stratton Sclavos
                                 -----------------------------------------------
                                    Stratton Sclavos, President

                              Address:       2593 Coast Avenue
                                             Mountain View, CA 94043

CURRENT STOCKHOLDERS:         AMERITECH DEVELOPMENT CORPORATION

                              By: /s/ Thomas Touton
                                 -----------------------------------------------
                              Name: Thomas Touton

                              Title:         Vice President - Venture Capital

                              Address: 30 South Wacker Drive, 37th Floor Chicago, IL 60606

                              BESSEMER VENTURE PARTNERS DCI

                              By:   Bessemer Venture Partners III, L.P.
                                    Managing General partner

                                    By:  Deer III & Co.

                                    By: /s/ Robert H. Buescher
                                       -----------------------------------------
                                    Name: Robert H. Buescher
                                         ---------------------------------------
                                    Title: Partner
                                          --------------------------------------
                                    Address: 1025 Old Country Road
                                             Suite 205
                                             Westbury, NY 11590

                              /s/ D. James Bidzos
                              --------------------------------------------------
                              D. James Bidzos


                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             Address:   c/o RSA Data Security, Inc.
                                        100 Marine Parkway, Suite 500
                                        Redwood City, CA 94065

                             FIRST TZMM INVESTMENT PARTNERSHIP

                             By: /s/ Timothy Tomlinson
                                 -----------------------------------------------
                             Name:  Timothy Tomlinson

                             Title:     General Partner

                             Address: c/o Tomlinson Zisko Morosoli & Maser LLP 200 Page Mill Road, 2nd Floor
                                        Palo Alto, CA 94306

                             FISCHER SECURITY CORPORATION L.L.C.

                             By:________________________________________________

                             Name:______________________________________________

                             Title:     Managing Director

                             Address:   4073 Mercantile Avenue
                                        Naples, FL 33942

                             GC&H INVESTMENTS

                             By: /s/ James C. Kitch
                                 -----------------------------------------------
                             Name:      James C. Kitch
                                        ----------------------------------------
                             Title:     Executive Partner
                                        ----------------------------------------
                             Address:   3000 Sand Hill Road
                                        Building 3, Suite 230
                                        Menlo Park, CA 94025

                             INTEL CORPORATION

                             By: /s/ Satish Rishi
                                 -----------------------------------------------
                             Name:      Satish Rishi
                                        ----------------------------------------

                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             Title:     Assistant Treasurer
                                        ----------------------------------------
                             Address:   2200 Mission College Boulevard
                                        Santa Clara, CA 95052

                             KAIRDOS L.L.C.

                             By: /s/ D. James Bidzos
                                 -----------------------------------------------
                             Name:  D. James Bidzos

                             Title:     Manager

                             Address:   c/o D. James Bidzos
                                        RSA Data Security, Inc.
                                        100 Marine Parkway, Suite 500
                                        Redwood City, Ca 94065

                             KLEINER PERKINS CAULFIELD & BYERS VII

                             By: /s/ Kevin R. Compton
                                 -----------------------------------------------
                             Name:  Kevin R. Compton

                             Title:     General Partner

                             Address:   2750 Sand Hill Road
                                        Menlo Park, CA 94025

                             KPCB INFORMATION SCIENCE ZAIBATSU FUND II

                             By: /s/ Kevin R. Compton
                                 -----------------------------------------------
                             Name:  Kevin R. Compton

                             Title:     General Partner

                             Address:   2750 Sand Hill Road
                                        Menlo Park, CA 94025

                             KPCB VII FOUNDERS FUND

                             By: /s/ Kevin R. Compton
                                 -----------------------------------------------

                       [SIGNATURE PAGE TO AMENDMENT NO.2
                          TO STOCKHOLDERS' AGREEMENT]

                             Name:  Kevin R. Compton

                             Title:     General Partner

                             Address:   2750 Sand Hill Road
                                        Menlo Park, CA 94025

                             MITSUBISHI CORPORATION

                             By:________________________________________________

                             Name:  Hironori Aihara

                             Title:     Managing Director

                             Address:   6-3, Marunouchi 2-Chome
                                        Chiyoda-ku, Tokyo 100-86
                                        Japan

                             /s/ Ronald Rivest
                             ---------------------------------------------------
                             Ronald Rivest

                             Address:   24 Candia Street
                                        Arlington, MA 02174

                             RSA DATA SECURITY, INC.

                             By: /s/ D. James Bidzos
                                ------------------------------------------------
                             Name:  D. James Bidzos

                             Title:     CEO

                             Address:   100 Marine Parkway, Suite 500
                                        Redwood City, CA 94065

                             SECURITY DYNAMICS TECHNOLOGIES, INC.

                             By: /s/ Charles R. Stuckey Jr.
                                ------------------------------------------------
                             Name:      Charles R. Stuckey Jr.
                                        ----------------------------------------
                             Title:     Chairman and CEO
                                        ----------------------------------------

                       [SIGNATURE PAGE TO AMENDMENT NO.2
                          TO STOCKHOLDERS' AGREEMENT]

                             Address:  20 Crosby Drive
                                       Bedford, MA 01730

                             TZM INVESTMENT FUND

                             By: /s/ Timothy Tomlinson
                                ------------------------------------------------
                             Name:  Timothy Tomlinson

                             Title:    General Partner

                             Address:  c/o Tomlinson Zisko Morosoli & Maser
                                       LLP
                                       200 Page Mill Road, 2nd Floor
                                       Palo Alto, CA 94306

                             VISA INTERNATIONAL SERVICE ASSOCIATION

                             By: /s/ William L. Chenevich
                                ------------------------------------------------
                             Name:     William L. Chenevich
                                       -----------------------------------------
                             Title:    Group Executive V.P.
                                       -----------------------------------------
                             Address:  c/o Andrew Konstantaras
                                       Legal Department
                                       VISA
                                       900 Metro Center Boulevard
                                       Foster City, CA 94404

NEW STOCKHOLDERS:            CISCO SYSTEMS, INC.


                             By: /s/ Cisco Systems, Inc.
                                ------------------------------------------------
                             Name:     _________________________________________

                             Title:    _________________________________________

                             Address:  170 West Tasman Drive
                                       Building J-4
                                       San Jose, CA 95134
                                       Attention:  Mike Volpi


                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             MICROSOFT CORPORATION


                             By: /s/ Gregory B. Maffei
                                ------------------------------------------------
                             Name:     Gregory B. Maffei
                                       -----------------------------------------
                             Title:    VP, Corporate Development, Treasurer
                                       -----------------------------------------
                             Address:  One Microsoft Way
                                       Redmond, WA  98052-6399
                                       Attn:

                             COMCAST INVESTMENT HOLDINGS, INC.


                             By: /s/ Julian A. Brodsky
                                ------------------------------------------------
                             Name:     Julian A. Brodsky
                                       -----------------------------------------
                             Title:    Vice Chairman
                                       -----------------------------------------
                             Address:  1500 Market Street
                                       Philadelphia, PA 19102
                                       Attn:  General Counsel

                             VENTURE FUND I, LP



                             By: /s/ Neal Douglas
                                ------------------------------------------------
                             Name:    Neal Douglas
                                      ------------------------------------------
                             Title:   General Partner
                                      ------------------------------------------
                             Address:  c/o AT&T Ventures
                                       3000 Sand Hill Road, Bldg. 4,
                                       Suite 235
                                       Menlo Park, CA  94025
                                       Attn:  Neal Douglas

                             INTUIT INC.


                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             By: /s/ James J. Heeger
                                ------------------------------------------------
                             Name:     James J. Heeger
                                       -----------------------------------------
                             Title:    SVP/CFO
                                       -----------------------------------------
                             Address:  2535 Garcia Avenue
                                       P. O. Box 7850
                                       Mountain View, CA  94039-7850
                                       Attn:  General Counsel

                             REUTERS NEWMEDIA INC.


                             By: /s/ Reuters Newmedia Inc.
                                ------------------------------------------------
                             Name:     _________________________________________

                             Title:    CFO Reuters America Holdings, Inc.
                                       -----------------------------------------
                             Address:  c/o Reuters America Holdings
                                       1700 Broadway
                                       New York, NY  10019
                                       Attn:  Devin Wenig, Legal Dept.

                             FIRST DATA CORPORATION


                             By: /s/ Scott Loftesness
                                ------------------------------------------------
                             Name:     Scott Loftesness
                                       -----------------------------------------
                             Title:    Executive Vice President - EFS
                                       -----------------------------------------
                             Address:  400 Hansen Way
                                       -----------------------------------------
                                       Palo Alto, CA 94304
                                       -----------------------------------------

                             SOFTBANK VENTURES, INC.


                             By: /s/ Yoshitaka Kitao
                                ------------------------------------------------
                             Name:  Yoshitaka Kitao


                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             Title:    President

                             Address:  24-1 Nihonbashi-Hakozakicho
                                       Chuo-ku, Tokyo 103
                                       Japan

                             MERRILL LYNCH GROUP, INC.


                             By: /s/ Theresa Lang
                                ------------------------------------
                             Name:   Theresa Lang
                                  ----------------------------------
                             Title:  President
                                   ---------------------------------
                             Address:  Merrill Lynch & Co., Inc.
                                       World Financial Center
                                       North Tower
                                       280 Vesey Street
                                       New York, NY  10281-1334
                                       Attn:  Andrea Lowenthal, Esq.

                             AMERINDO TECHNOLOGY GROWTH FUND II


                             By: /s/ Alberto W. Vilar
                                 ------------------------------------
                             Name:   Alberto W. Vilar
                                  -----------------------------------
                             Title:  Director
                                   ----------------------------------
                             Address:  c/o Amerindo Investment Advisors
                                       399 Park Avenue, 18th Floor
                                       New York, NY  10022

                             ATTRACTOR L.P.


                             By: /s/ Harvey Allison
                                ------------------------------------
                             Name:   Harvey Allison
                                  ----------------------------------
                             Title:  MM of Attractor Ventures LLC
                                   ---------------------------------

                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]

                             Address:  2730 Sand Hill Road, Suite 280
                                       Menlo Park, CA  94025
                                       Attn:  Harvey Allison

                             CHANCELLOR LGT ASSET MANAGEMENT


                             By: /s/ Joar DeSantis
                                 -----------------------------------------------
                             Name:     Joar DeSantis
                                       -----------------------------------------
                             Title:    Nominee Partner
                                       -----------------------------------------
                             Address:  1166 Avenue of the Americas
                                       New York, NY  10036
                                       Attn:  Alessandro Piol

                             GEMPLUS


                             By: /s/ Mark Lassus
                                 -----------------------------------------------
                             Name:     Mark Lassus
                                       -----------------------------------------
                             Title:    President and CEO
                                       -----------------------------------------
                             Address:  Parc D'Activities De Gemenos
                                       13881 Gemenos
                                       France
                                       Attn:  Marc Lassus


                      [SIGNATURE PAGE TO AMENDMENT NO. 2
                         TO STOCKHOLDERS' AGREEMENT]